SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 2, 1998


                       EATON CORPORATION
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Ohio                    1-1396              34-0196300
-----------------         ------------        -------------------
(State or other           (Commission         (I.R.S. Employer
  jurisdiction of         File Number)        Identification No.)
  incorporation)



               Eaton Center
             Cleveland, Ohio                         44114
----------------------------------------      ------------------
(Address of principal executive offices)            Zip Code



                          (216) 523-5000
                  ------------------------------
                  Registrants' telephone number,
                       including area code

Item 5.  Other Events

EATON TO CHANGE BUSINESS SEGMENT REPORTING

Cleveland, Ohio...Eaton Corporation announced today that when reporting first quarter 1998 results, the company will change its business segment reporting in order to comply with a new requirement of the Financial Accounting Standards Board.

The new FASB standard, Statement 131, must be adopted by 1999 and requires that a company's financial reporting segments be based on the way that management organizes the segments within the company for making operating decisions and assessing performance.

Eaton had previously reported its financial results in two major business segments: (1) Electrical and Electronic Controls and
(2) Vehicle Components. In the future, the company will report information for the following five business segments: Industrial & Commercial Controls, Automotive Components, Truck Components, Semiconductor Equipment, and Hydraulics & Other Components.

In order to facilitate a better understanding of the first quarter results, a five-year history based on the new segment reporting format is attached.

Stephen R. Hardis, chairman and chief executive officer, said the new reporting format will provide significantly more detailed information about Eaton's operations.

"The five-year results attest to the historical earnings strength of the company's primary businesses," Hardis said. "Providing additional financial information will help investors understand that Eaton is a changed company."

"During the past year, a number of strategic acquisitions and divestitures have significantly strengthened the long-range earnings outlook," Hardis said. "More importantly, the new segment reporting reveals not only the financial strength, but the balance of our company."

"The new segment breakdown also shows the long-term growth of our semiconductor operations. Even though that industry is currently in a down cycle, we're continuing to invest in order to extend our global leadership in this high technology industry. Despite its relatively severe cyclical swings, this business offers exciting potential."

Eaton Corporation is a global manufacturer of highly engineered products that serve industrial, vehicle, construction, commercial and semiconductor markets. Principal products include electrical power distribution and control equipment, truck drivetrain systems, engine components, hydraulic products, ion implanters and a wide variety of controls. Headquartered in Cleveland, the Company has 49,000 employees and 145 manufacturing sites in 28 countries around the world. Sales for 1997 were $7.6 billion.

                     EATON CORPORATION
                 NEW SEGMENT PRESENTATION
    SUMMARY OF NET SALES, OPERATING SEGMENT PROFIT AND
      RECONCILIATIONS TO INCOME BEFORE INCOME TAXES
                       1993 TO 1997
(Millions)
                         1997     1996     1995     1994     1993
                         ----     ----     ----     ----     ----
NET SALES
Industrial & Commercial
  Controls              $2,251   $2,096   $1,976   $1,812   $  779
Automotive Components    1,927    1,877    1,711    1,380    1,173
Truck Components         1,173      912    1,023      916      724
Semiconductor Equipment    459      446      383      213      125
Hydraulics & Other
  Components               588      533      532      470      395
                        ------   ------   ------   ------   ------
Ongoing Operations       6,398    5,864    5,625    4,791    3,196
Divested Operations      1,165    1,097    1,197    1,261    1,205
                        ------   ------   ------   ------   ------
                        $7,563   $6,961   $6,822   $6,052   $4,401
                        ======   ======   ======   ======   ======

OPERATING PROFIT
Industrial & Commercial
  Controls              $  216   $  175   $  153   $  147   $   59
Automotive Components      228      203      183      158       92
Truck Components           170       77      186      173      128
Semiconductor Equipment     29       60       76       40       12
Hydraulics & Other
  Components               108      101      104       82       63
                        ------   ------   ------   ------   ------
Ongoing Operations         751      616      702      600      354
Divested Operations         73        5       26       32       36
Interest Expense           (86)     (85)     (87)     (83)     (65)
Interest Income              7        6        6        7        8
Intangibles Amortization   (48)     (41)     (34)     (29)      (9)
Purchased In-Process R&D   (85)       0        0        0        0
Gains on Sales of
  Businesses                91        0        0        0        0
DCBU Acquisition Inte-
  gration Charge             0        0        0        0      (55)
General Corporate
  Expense - net            (35)     (16)     (21)     (39)      (7)
                        ------   ------   ------   ------   ------
Income Before Income
  Taxes                 $  668   $  485   $  592   $  488   $  262
                        ======   ======   ======   ======   ======

Operating segment profit in 1997 was reduced by restruc-turing charges as follows (in millions): Industrial &
Commercial Controls - $4; Automotive Components - $10;
Truck Components - $3; Hydraulics & Other Components - $1 and Corporate - $6.

Operating segment profit in 1996 was reduced by restruc-turing charges as follows (in millions): Industrial &
Commercial Controls - $3; Automotive Components - $10;
Truck Components - $16; Semiconductor Equipment - $2;
Hydraulics & Other Components - $4 and Divested
Operations - $15.

Automotive Components' operating segment profit in 1993 was reduced by a $9 million restructuring charge.

                     EATON CORPORATION
                 NEW SEGMENT PRESENTATION
 SUMMARY OF ASSETS, CAPITAL EXPENDITURES AND DEPRECIATION
                       1993 TO 1997
(Millions)
                         1997     1996     1995     1994     1993
                         ----     ----     ----     ----     ----
ASSETS
Industrial & Commercial
  Controls              $1,028   $1,003   $  975   $  926   $  346
Automotive Components      985      954      963      763      615
Truck Components           599      485      395      388      308
Semiconductor Equipment    344      252      198      143       91
Hydraulics & Other
  Components               315      280      268      232      207
                        ------   ------   ------   ------   ------
Total operating
  segment assets         3,271    2,974    2,799    2,452    1,567
Divested Operations        327      691      679      757      787
Intangible assets and
  excess of cost over net
  assets of businesses
  acquired               1,189    1,007      923      867      142
Corporate                  678      635      652      606      772
                        ------   ------   ------   ------   ------
  Total assets          $5,465   $5,307   $5,053   $4,682   $3,268
                        ======   ======   ======   ======   ======

EXPENDITURES FOR PROPERTY, PLANT AND EQUIPMENT
Industrial & Commercial
  Controls              $  113   $   84   $   76   $   38   $   18
Automotive Components      129       96      141       74       67
Truck Components            52       37       74       53       38
Semiconductor Equipment     14       25        8        3        2
Hydraulics & Other
  Components                33       31       30       21       15
                        ------   ------   ------   ------   ------
Total operating
  segment capital
  expenditures             341      273      329      189      140
Divested Operations         58       53       46       57       55
Corporate                   39       21       24       21       32
                        ------   ------   ------   ------   ------
                        $  438   $  347   $  399   $  267   $  227
                        ======   ======   ======   ======   ======

DEPRECIATION OF PROPERTY, PLANT AND EQUIPMENT
Industrial & Commercial
  Controls              $   59   $   52   $   45   $   44   $   23
Automotive Components       86       84       75       60       58
Truck Components            47       44       36       32       29
Semiconductor Equipment      7        3        3        2        2
Hydraulics & Other
  Components                21       20       17       15       14
                        ------   ------   ------   ------   ------
Total operating segment
  depreciation             220      203      176      153      126
Divested Operations         46       49       45       47       42
Corporate                   19       18       17       16       14
                        ------   ------   ------   ------   ------
                        $  285   $  270   $  238   $  216   $  182
                        ======   ======   ======   ======   ======

                         EATON CORPORATION
                     NEW SEGMENT PRESENTATION
     SUMMARY OF QUARTERLY NET SALES, OPERATING SEGMENT PROFIT
        AND RECONCILIATIONS TO INCOME BEFORE INCOME TAXES
(Millions)
                                                1997
                                  ---------------------------------
                                     1        2        3        4
                                   ----     ----     ----     ----
NET SALES
Industrial & Commercial Controls $  535   $  567   $  586   $  563
Automotive Components               490      496      456      485
Truck Components                    254      273      303      343
Semiconductor Equipment              78      107      131      143
Hydraulics & Other Components       144      153      145      146
                                 ------   ------   ------   ------
Ongoing Operations                1,501    1,596    1,621    1,680
Divested Operations                 288      313      310      254
                                 ------   ------   ------   ------
                                 $1,789   $1,909   $1,931   $1,934
                                 ======   ======   ======   ======

OPERATING PROFIT
Industrial & Commercial Controls $   46   $   57   $   64   $   49
Automotive Components                63       66       48       51
Truck Components                     32       36       43       59
Semiconductor Equipment               0        4       14       11
Hydraulics & Other Components        27       30       27       24
                                 ------   ------   ------   ------
Ongoing Operations                  168      193      196      194

Divested Operations                  14       25       22       12
Interest Expense                    (20)     (20)     (22)     (24)
Interest Income                       2        1        2        2
Intangibles Amortization            (10)     (10)     (13)     (15)
Purchased In-Process R&D              0        0      (85)       0
Gains on Sales of Businesses          0        0        0       91
General Corporate Expense - net      (9)      (7)      (5)     (14)
                                 ------   ------   ------   ------
Income Before Income Taxes       $  145   $  182   $   95   $  246
                                 ======   ======   ======   ======

Operating segment profit in the fourth quarter of 1997 was reduced by restructuring charges as follows (in millions): Industrial & Commercial Controls - $4;
Automotive Components - $10;  Truck Components - $3;
Hydraulics & Other Components - $1 and Corporate - $6.

                         EATON CORPORATION
                     NEW SEGMENT PRESENTATION
     SUMMARY OF QUARTERLY NET SALES, OPERATING SEGMENT PROFIT
        AND RECONCILIATIONS TO INCOME BEFORE INCOME TAXES
(Millions)
                                                1996
                                  ---------------------------------
                                     1        2        3        4
                                   ----     ----     ----     ----
NET SALES
Industrial & Commercial Controls $  506   $  517   $  542   $  531
Automotive Components               472      495      452      458
Truck Components                    224      235      232      221
Semiconductor Equipment             130      122       94      100
Hydraulics & Other Components       142      138      125      128
                                 ------   ------   ------   ------
Ongoing Operations                1,474    1,507    1,445    1,438
Divested Operations                 262      275      274      286
                                 ------   ------   ------   ------
                                 $1,736   $1,782   $1,719   $1,724
                                 ======   ======   ======   ======

OPERATING PROFIT
Industrial & Commercial Controls $   40   $   43   $   48   $   44
Automotive Components                52       64       47       40
Truck Components                     33       28       16        0
Semiconductor Equipment              26       25        8        1
Hydraulics & Other Components        28       26       21       26
                                 ------   ------   ------   ------
Ongoing Operations                  179      186      140      111

Divested Operations                  (2)      (5)       6        6
Interest Expense                    (21)     (22)     (21)     (21)
Interest Income                       2        1        2        1
Intangibles Amortization             (9)      (6)     (14)     (12)
General Corporate Expense - net      (8)      (5)       2       (5)
                                 ------   ------   ------   ------
Income Before Income Taxes       $  141   $  149   $  115   $   80
                                 ======   ======   ======   ======

Operating segment profit in the first quarter of 1996 was reduced by restructuring charges as follows (in millions): Automotive Components - $1 and Divested
Operations - $4.

Operating segment profit in the second quarter of 1996 was reduced by restructuring charges as follows (in millions): Automotive Components - $1; Truck
Components - $1; Hydraulics & Other Components - $2 and Divested Operations - $5.

Operating segment profit in the third quarter of 1996 was reduced by restructuring charges as follows (in millions): Industrial & Commercial Controls - $1; Truck
Components - $2; Hydraulics & Other Components - $1 and Divested Operations - $3.

Operating segment profit in the fourth quarter of 1996 was reduced by restructuring charges as follows (in millions): Industrial & Commercial Controls - $2;
Automotive Components - $8;  Truck Components - $13;
Semiconductor Equipment - $2; Hydraulics & Other
Components - $1 and Divested operations - $3.

                         EATON CORPORATION
                     NEW SEGMENT PRESENTATION
     SUMMARY OF QUARTERLY NET SALES, OPERATING SEGMENT PROFIT
        AND RECONCILIATIONS TO INCOME BEFORE INCOME TAXES
(Millions)
                                                1995
                                  ---------------------------------
                                     1        2        3        4
                                   ----     ----     ----     ----
NET SALES
Industrial & Commercial Controls $  471   $  496   $  519   $  490
Automotive Components               438      440      401      432
Truck Components                    277      272      245      229
Semiconductor Equipment              76      105       99      103
Hydraulics & Other Components       140      138      126      128
                                 ------   ------   ------   ------
Ongoing Operations                1,402    1,451    1,390    1,382
Divested Operations                 329      307      282      279
                                 ------   ------   ------   ------
                                 $1,731   $1,758   $1,672   $1,661
                                 ======   ======   ======   ======

OPERATING PROFIT
Industrial & Commercial Controls $   34   $   42   $   42   $   35
Automotive Components                58       48       28       49
Truck Components                     58       54       41       33
Semiconductor Equipment              20       23       22       11
Hydraulics & Other Components        25       26       25       28
                                 ------   ------   ------   ------
Ongoing Operations                  195      193      158      156

Divested Operations                  10        6        1        9
Interest Expense                    (20)     (23)     (22)     (22)
Interest Income                       1        2        1        2
Intangibles Amortization             (8)      (9)      (8)      (9)
General Corporate Expense - net     (15)      (5)       8       (9)
                                 ------   ------   ------   ------
Income Before Income Taxes       $  163   $  164   $  138   $  127
                                 ======   ======   ======   ======

                         EATON CORPORATION
 1997 BUSINESS SEGMENT REPORTING FOOTNOTE REVISED FOR NEW FASB 131

Eaton is a global manufacturer of highly engineered products which serve the industrial, vehicle, construction, commercial and semi-conductor markets with operations located in 28 countries. The Company has aggregated its operations into five operating segments based on product technology and markets served. Major products included in each business segment and other information follows.


Industrial and Commercial Controls
----------------------------------
To control and protect electric motors -- pushbuttons, starters, contactors, variable speed drives, and motor control centers

Position sensing -- photoelectric and proximity sensors

To permit human interface with machines -- industrial workstations and programmable logic controllers

To manage electric current distribution in homes, businesses and industry -- switchgear, load interrupter assemblies, unitized power centers, medium voltage starters, switchboards, panelboards, automatic transfer switches, busway, loadcenters, metercenters, dry-type transformers, safety switches, power distribution systems, power breakers, vacuum interrupters, and molded case circuit breakers

For power tools, telecommunications and office equipment, trucks, farm machinery and recreational vehicles -- power and variable speed switches, magnetic hydraulic circuit breakers, and elec-tronic controls

For commercial and military aircraft, missiles and space vehicles
-- actuators, thermal circuit breakers, cockpit controls, illumi-nated displays, integrated panels, relays and valves

For Navy ships or U.S. Army -- power control and conversion equipment


Automotive Components
---------------------
For a wide variety of power train applications -- valve train systems, intake and exhaust valves, lash compensation lifters and lash adjusters, viscous fan drives, plastic fans and shrouds, and superchargers

For vehicle drive train applications -- leaf springs, limited slip differentials, locking differentials, transmission dampers, precision gear forgings, and air control valves

For passenger cars and trucks -- climate controls, switches to control windows, door locks, seats, mirrors, lights, wipers, cruise control, etc., engine sensors, speed controls, collision warning systems, mirror actuators, transmission controls, keyless entry systems, daytime running lamp controls, speed-sensitive steering systems, and trucking information systems

Truck Components
----------------
For commercial trucks, including heavy-, medium-, and light-duty -- heavy-, medium-, and light-duty mechanical transmissions, heavy-duty automated transmissions, heavy- and medium-duty clutches, and traction control systems

Transmissions for off-highway construction equipment


Semiconductor Equipment
-----------------------
For products and services used in semiconductor processing -- high- and medium- current implanters and high-energy implanters; integrated implant products and services that deliver the lowest cost of ownership and contamination-free production of semi-conductor devices, including those requiring special capabilities such as wafer repositioning and extreme tilt angles; photo-stablizers, ozone and plasma ashers, thermal processing systems, flat panel display equipment, repair/refurnished parts shops, regional spare parts depots, and innovative parts management programs


Hydraulics and Other Components
-------------------------------
For off-highway equipment, primarily, and some industrial applications -- hydraulic pumps, motors, valves, cylinders, power steering units, transaxles and transmissions

Fasteners for automotive and other commercial products, clutches and brakes for industrial machines, and golf grips


Divested Operations
-------------------
On January 2, 1998, the Company completed the sale of its Axle/Brake business which had sales of $659 million in 1997 and $542 million in 1996. This business manufactured components for commercial trucks, primarily heavy- and medium-duty, and construction off-highway equipment. Components manufactured by this business included heavy- and medium-duty drive axles, steer axles, trailer axles, brakes, automatic slack adjusters, forgings, and castings.

On December 1, 1997, the Company sold the Appliance Controls business which had sales of $418 million in 1997 and $432 million in 1996. Components manufactured by this business included timers, pressure and vacuum controls, synchronous motors, range controls, thermostats, and water valves.

On October 1, 1997, the Company sold the majority of AIL Systems Inc. which represented the Defense Systems business segment (the Company continues to hold a minor interest in AIL). This business, which had sales of $71 million in 1997 and $112 million in 1996, manufactured products for the U.S. Defense Department, including advanced technical systems, antenna systems, electronic warfare systems, and radar systems.

Other Information
-----------------
The principal markets for Industrial and Commercial Controls and Semiconductor Equipment are industrial, construction, commercial, automotive, aerospace and government customers concentrated principally in North America, however, sales are made globally. Sales are made directly by the Company and indirectly through distributors and manufacturers' representatives to such customers.

The principal market for Automotive Components, Truck Components, and Hydraulics and Other Components is original equipment manu-facturers of heavy-, medium-, and light-duty trucks, passenger cars and off-highway vehicles. These original equipment manufacturers are generally concentrated in North America, however, sales are made on a global basis. Most sales of these products are made directly to such manufacturers.

The accounting policies of the operating segments are the same as the policies described under "Accounting Policies" in the financial review, except that inventories and related cost of products sold of the segments are accounted for using the FIFO method.

The company accounts for intersegment sales and transfers at the same prices as if the sales and transfers were made to third parties.

The Company evaluates the performance of each operating segment based on pretax income of the segment, excluding interest expense, interest income, amortization of intangible assets and excess of cost over net assets of businesses acquired, certain other non-operating income (expense), and general corporate expense.

Identifiable assets for each operating segment represent those used in operations and exclude intangible assets and excess of cost over net assets of businesses acquired, and general corporate assets which principally consist of short-term investments, deferred income taxes, certain accounts receivables, and certain property, plant and equipment and other assets.

Net sales to divisions and subsidiaries of one customer, primarily from the Automotive Components, Truck Components, and Hydraulics and Other Components segments, were (in millions) $766 in 1997, $739 in 1996 and $740 in 1995 (10% of sales in 1997 and 11% of sales in 1996 and 1995). Sales from the Company's United States operations to customers in foreign countries, primarily Canada, (in millions) were $791 in 1997, $743 in 1996 and $709 in 1995
(10% of sales in 1997, 11% in 1996, and 10% in 1995).

                            SIGNATURE
                            ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EATON CORPORATION

                                        /s/ Gerald L. Gherlein
                                        ----------------------
                                        G.L. Gherlein
                                        Executive Vice President
                                        and General Counsel



DATE:  April 2, 1998